EXHIBIT 10.7

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 11, 2020, is entered into by and among FuelCell Energy, Inc., a Delaware corporation (the “Borrower”), each of the Guarantors party to the Credit Agreement, the lenders party to the Credit Agreement referred to below (collectively, the “Lenders” and each individually a “Lender”) that are signatories hereto, and Orion Energy Partners Investment Agent, LLC, as administrative and collateral agent for the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower and the Guarantors have entered into financing arrangements pursuant to which the Lenders have made and provided loans and other financial accommodations, and may in the future make additional loans and financial accommodations, to the Borrower as set forth in the Credit Agreement, dated as of October 31, 2019, by and among the Borrower, the Guarantors, the Lenders and the Administrative Agent (as the same has heretofore been, and may hereafter be, amended, modified, supplemented, extended, renewed, restated, amended and restated or replaced, the “Credit Agreement”);

WHEREAS, the Borrower and the Guarantors desire to amend certain provisions of the Credit Agreement as set forth herein;

WHEREAS, pursuant to Section 10.02(b) of the Credit Agreement, in order to effect the amendments to the Credit Agreement contemplated by this Amendment, this Amendment must be executed by the Borrower and the Required Lenders and acknowledged by the Administrative Agent; and

WHEREAS, the undersigned Lenders constitute the Required Lenders.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   Amendments to the Credit Agreement.  Subject to the terms and conditions hereof, effective as of the Third Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2:

(a)Schedule 1.01(b) to the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Annex I hereto.

(b)Each of the following definitions set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Additional Covered Project Company” means (x) from and after the Triangle Joinder Date, TRS Fuel Cell, LLC, and (y) any Restricted Project Company that owns, constructs or operates such Additional Covered Project to the extent such Restricted Project Company is designated as an Additional Covered Project Company in a written instrument executed by the Borrower and the Administrative Agent.

“Excluded Project” or “Excluded Projects” means, individually or collectively, as the context requires, each of (a) the Bridgeport Project, (b) the Pfizer Project, (c) the Riverside Regional Water Quality Control Plant Project, (d) the Santa Rita Project, (e) until the occurrence of the Triangle Joinder Date, the Triangle Street Project, (f) the UC Irvine Medical Center Project, (g) until the occurrence of the Second Funding Date, the CCSU Project, (h) until the occurrence of the Second Funding Date, the Groton Project, and (i) from time to time after the Closing Date, each Additional Excluded Project.

“Initial Excluded Project Company” means (a) with respect to the Bridgeport Project, Bridgeport Fuel Cell, LLC, (b) with respect to the Pfizer Project, Groton Fuel Cell 1, LLC, (c) with respect to the Riverside Regional Water Quality Control Plant Project, Riverside Fuel Cell, LLC, (d) with respect to the Santa Rita Project, SRJFC, LLC, (e) until the occurrence of the Triangle Joinder Date, with respect to the Triangle Street Project, TRS Fuel Cell, LLC, (f) with respect to the UC Irvine Medical Center Project, UCI Fuel Cell, LLC, (g) until the occurrence of the Second Funding Date, with respect to the CCSU Project, New Britain Renewable Energy, LLC and (h) until the occurrence of the Second Funding Date, with respect to the Groton Project, Groton Station Fuel Cell, LLC.

“Project Payoff Amount” means (a) with respect to the Bolthouse Project, $5,000,000, (b) with respect to the CCSU Project, $5,000,000, (c) with respect to the Groton Project, $30,000,000, (d) with respect to the Tulare Project, $5,000,000, (e) with respect to the Yaphank Project, $30,000,000, (f) with respect to the Triangle Street Project, $5,000,000, and (g) with respect to any Additional Covered Project, the amount agreed between the Borrower and the Administrative Agent as set forth in Section 2.13(a)(z).

“Restricted Project Company” means (i) Long Beach Trigen, LLC, (ii) San Bernardino Fuel Cell, LLC, (iii) Montville Fuel Cell Park, LLC, (iv) Eastern Connecticut Fuel Cell Properties, LLC, (v) CR Fuel Cell, LLC, (vi) BRT Fuel Cell, LLC, (vii) Derby Fuel Cell, LLC, (viii) Homestead Fuel Cell 1, LLC, (ix) Central CT Fuel Cell 1, LLC, (x) Farmingdale Fuel Cell, LLC, (xi) from and after the Triangle Joinder Date, TRS Fuel Cell, LLC, and (xii) any future Subsidiary of the Borrower formed, created or established for the purposes of developing a Project; provided, that, any Restricted Project Company shall cease to be a Restricted Project Company hereunder upon becoming an Additional Excluded Project Company hereunder.

(c)Each of the following definitions are hereby inserted into Section 1.01 of the Credit Agreement in the appropriate alphabetical location therein:

“Third Amendment” means that certain Third Amendment to Credit Agreement, dated as of February 6, 2020, by and among the Borrower, each of the Guarantors party thereto, each of the Lenders party thereto, and the Administrative Agent.

“Third Amendment Effective Date” has the meaning ascribed to such term in the Third Amendment.

“Triangle Joinder Date” has the meaning specified in Section 5.26(b).

(d)Section 5.18(f) of the Credit Agreement is hereby amended to (i) delete the “.” at the end of clause (v) thereof and insert “; and” in replacement thereof and (ii) insert the following new clause (vi) in the appropriate numerical location therein to read in its entirety as follows:

(vi)notwithstanding the foregoing provisions of this Section 5.18(f), solely with respect to any Project Disposition/Refinancing Proceeds received in connection with any Project Disposition/Refinancing in respect of the Tulare Project (such Project Disposition/Refinancing Proceeds, the “Tulare Disposition/Refinancing Proceeds”), such Tulare Disposition/Refinancing Proceeds shall be applied as follows:

(A)the Borrower shall cause 100% of the Tulare Disposition/Refinancing Proceeds to be immediately deposited into the Project Proceeds Account in accordance with Section 5.18(f)(i) above;

(B)a portion of the Tulare Disposition/Refinancing Proceeds in an aggregate amount equal to $1,000,000 shall be transferred from the Project Proceeds Account to the Module Replacement Reserve Account in accordance with Section 5.18(f)(ii) above; and

(C)all remaining Tulare Disposition/Refinancing Proceeds (after giving effect to the transfer contemplated by clause (B) above) shall be retained in the Project Proceeds Account and shall only be applied in accordance with the foregoing provisions of this Section 5.18(f); provided, that, notwithstanding the foregoing provisions of this clause (C), so long as the Triangle Joinder Date shall have occurred, a portion of the remaining Tulare Disposition/Refinancing Proceeds held in the Project Proceeds Account shall be applied as follows:

(I)on the Triangle Joinder Date, a portion of the Tulare Disposition/Refinancing Proceeds in an aggregate amount equal to $75,000 shall be transferred from the Project Proceeds Account to the Debt Reserve Account and shall be held in the Debt Reserve Account in accordance with Section 5.18(j);

(II)on the first Quarterly Payment Date occurring after the Triangle Joinder Date, a portion of the Tulare Disposition/Refinancing Proceeds in an aggregate amount equal to $100,000 shall be transferred from the Project Proceeds Account to the Module Replacement Reserve Account and shall be held in the Module Replacement Reserve Account in accordance with Section 5.18(g) (it being acknowledged and agreed that, upon the transfer of the $100,000 to the Module Replacement Reserve Account under this clause (II) on such Quarterly Payment, the Module Replacement Reserve Payment Amount otherwise required to be deposited into the Module Replacement Reserve Account on such Quarterly Payment Date pursuant to Section 2.08(a) shall be reduced by $100,000);

(III)on the first Quarterly Payment Date occurring after the Triangle Joinder Date, a portion of the Tulare Disposition/Refinancing Proceeds in an aggregate amount equal to $1,700,000 shall be transferred from the Project Proceeds Account to the Borrower Waterfall Account solely for the purposes of funding the aggregate Mandatory Cash Interest Amount in respect of the Loans payable on such Quarterly Payment Date pursuant to Section 2.08(b);

(IV)on February 11, 2020, a portion of the Tulare Disposition/Refinancing Proceeds in an aggregate amount equal to $1,100,000 shall be released from the Project Proceeds Account and shall be applied by the Borrower solely to pay the aggregate amount of accrued and unpaid dividends in respect of the Series B Preferred Stock and Series 1 Preferred Stock required to be paid on such date; and

(V)all remaining Tulare Disposition/Refinancing Proceeds (after giving effect to any transfers and payments contemplated by the foregoing clauses (I) through (IV)) shall be retained in the Project Proceeds Account and shall only be applied in accordance with the foregoing provisions of this Section 5.18(f).

(e)Article V of the Credit Agreement is hereby amended to insert the following new Section 5.26 in the appropriate numerical location therein to read in its entirety as follows:

Section 5.26Triangle Joinder.

(a)Within ten days following the Third Amendment Effective Date, the Borrower shall cause TRS Fuel Cell, LLC to (i) become a Restricted Subsidiary, Guarantor and Loan Party hereunder by executing and delivering to the Administrative Agent a joinder to this Agreement, in form and substance acceptable to the Administrative Agent, (ii) execute and deliver to the Administrative Agent a joinder to the Security Agreement, in form and substance acceptable to the Administrative Agent, pursuant to which, by executing such joinder, there will be granted to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest and Lien in any Collateral owned by TRS Fuel Cell, LLC and (iii) deliver to the Administrative Agent all certificates representing the membership interests of TRS Fuel Cell, LLC.

(b)For the purposes hereof, the term “Triangle Joinder Date” shall mean the first date following the Third Amendment Effective Date on which the Borrower and TRS Fuel Cell, LLC shall have executed and delivered to the Administrative Agent each of the agreements and documents required by, and have otherwise satisfied all of the obligations under, Section 5.26(a) above, in each case, as determined by the Administrative Agent in its reasonable judgment.

(c)The Borrower shall take all actions necessary to cause the Triangle Joinder Date to occur on or prior to ten days following the Third Amendment Effective Date.

(d)As soon as reasonably practicable following the Triangle Joinder Date, the Borrower and TRS Fuel Cell, LLC shall deliver to the Administrative Agent (i) all such other agreements, documents and instruments reasonably requested by the Collateral Agent for the purposes of granting and perfecting a first priority security interest to the Collateral Agent, for the benefit of the Secured Parties, in all assets of TRS Fuel Cell, LLC, and (ii) all such other documents and instruments of a type similar to those delivered by the Loan Parties on the Closing Date and Initial Funding Date under Section 4.01 and 4.02 (including, without limitation, favorable opinions of counsel to TRS Fuel Cell, LLC (which shall cover, among other things, the legality, validity, binding nature and enforceability of the documentation referred to in clause (a) above and this clause (d))), all in form, content and scope satisfactory to the Administrative Agent

(e)Within thirty days following the Third Amendment Effective Date, the Borrower shall cause TRS Fuel Cell, LLC to establish a Covered Project Account with respect to the Triangle Street Project and enter into a Springing Account Control Agreement with respect to such Covered Project Account, in each case, in accordance with Section 5.18(e).

(f)Clause (d)(i) to Section 7.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(i)Sections 5.01 (as to existence), 5.11(f), 5.13, 5.24, 5.25, 5.26 or Article VI; or

SECTION 2.   Conditions Precedent.  This Amendment shall only become effective upon the date (the “Third Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment, duly authorized, executed and delivered by the Borrower, the Guarantors and the Required Lenders.

SECTION 3.   Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Administrative Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)Each of the Loan Parties has full corporate, limited liability company or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under this Amendment and has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance by it of this Amendment.

(b)This Amendment has been duly executed and delivered by each Loan Party and is in full force and effect and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited (i) by Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) by implied covenants of good faith and fair dealing.

(c)The execution, delivery and performance by each Loan Party of this Amendment does not and will not, as applicable, (i) conflict with the Organizational Documents of such Loan Party, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other material instrument or agreement to which any Loan Party is a party or by which it is bound or to which any Loan Party’s property or assets are subject, or (iii) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law.

(d)After giving effect to this Amendment, the representations and warranties of the Borrower and each of the other Loan Parties contained in the Credit Agreement, the Security Agreement and the other Financing Documents are true, correct and complete in all material respects (without duplication of any materiality provision contained therein) on and as of the Third Amendment Effective Date (or any earlier date with respect to which any such representation or warranty relates).

(e)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4.   Effect of this Amendment; Ratification.

(a)Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Credit Agreement, the Security Agreement or any other Financing Document are intended or implied, and in all other respects the Credit Agreement, the Security Agreement and each other Financing Document is hereby specifically ratified and confirmed by all parties hereto as of the Third Amendment Effective Date and neither the Borrower nor any other Loan Party shall be entitled to any other or further amendment solely by virtue of the provisions of this Amendment or the subject matter of this Amendment.  This Amendment is not a novation, satisfaction, release or discharge of any of the obligations of the Borrower or any other Loan Party under the Credit Agreement, the Security Agreement or any other Financing Document.  This Amendment shall be deemed to be a Financing Document.

(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any obligation of the Borrower or any other Loan Party under, or any right, power, or remedy of the Administrative Agent or the Lenders under, the Credit Agreement, the Security Agreement or any other Financing Document (which rights, powers and remedies are expressly reserved), nor constitute a consent to or waiver of any past, present or future violations of any provision of the Credit Agreement, the Security Agreement or any other Financing Document.

(c)For the benefit of the Administrative Agent and the Lenders, the Borrower and each other Loan Party hereby (i) affirms and confirms its guarantees, pledges, grants of collateral and security interests and other undertakings under the Credit Agreement, the Security Agreement and the other Financing Documents, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement, the Security Agreement and each of the other Financing Documents, (iii) agrees that (x) the Credit Agreement, the Security Agreement and each other Financing Document shall continue to be in full force and effect and (y) all guarantees, pledges, grants of collateral and security interests and other undertakings under the Credit Agreement, the Security Agreement and each other Financing Document shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and the Lenders, (iv) confirms and agrees that it is truly and justly indebted to the Lenders and the Administrative Agent in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (v) reaffirms and admits the validity and enforceability of the Financing Documents.

SECTION 5.   Expenses.  The Borrower and the other Loan Parties agree to pay, or reimburse, the Administrative Agent for all expenses reasonably incurred for the preparation and negotiation of this Amendment and related agreements and instruments and the transactions contemplated hereby, including, but not limited to, the reasonable and documented fees and expenses of counsel to the Administrative Agent.

SECTION 6.   Governing Law; Jurisdiction; Etc.

(a)Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

(b)Submission to Jurisdiction.  Any legal action or proceeding with respect to this Amendment shall, except as provided in clause (d) below, be brought in the courts of the State of New York, or of the United States District Court for the Southern District of New York, in each case, seated in the County of New York and, by execution and delivery of this Amendment, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts.  Each party hereto agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon it, and may be enforced in any other jurisdiction, including by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment.

(c)Waiver of Venue.  Each party hereto hereby irrevocably waives any objection that it may now have or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Amendment brought in the Supreme Court of the State of New York or in the United States District Court for the Southern District of New York, in each case, seated in the County of New York and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(d)Rights of the Secured Parties.  Nothing in this Section 6 shall limit the right of the Secured Parties to refer any claim against a Loan Party to any court of competent jurisdiction anywhere else outside of the State of New York, nor shall the taking of proceedings by any Secured Party before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

(e)WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(f)Waiver of Immunity.  To the extent that any Loan Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, sovereign immunity or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity, to the fullest extent permitted by law, in respect of its obligations under this Amendment.

SECTION 7.   Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

SECTION 8.   Captions.  The captions in this Amendment are intended for convenience only and do not constitute and shall not be interpreted as part of this Amendment.

SECTION 9.   No Course of Dealing.  The Borrower and each other Loan Party acknowledges that (a) except as expressly set forth herein, neither the Administrative Agent nor any Lender has agreed (and has no obligation whatsoever to discuss, negotiate or agree) to any restructuring, modification, amendment, extension, waiver, or forbearance with respect to the Credit Agreement, the Security Agreement or any other Financing Document or any of the terms thereof, and (b) the execution and delivery of this Amendment has not established any course of dealing between the parties hereto or created any obligation or agreement of the Administrative Agent or any Lender with respect to any future restructuring, modification, amendment, extension, waiver, or forbearance with respect to the Credit Agreement, the Security Agreement or any other Financing Document or any of the terms thereof.

SECTION 10.   Counterparts.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER:

FUELCELL ENERGY, INC.

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

GUARANTORS:

FUELCELL ENERGY FINANCE II, LLC

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

BAKERSFIELD FUEL CELL 1, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

[Third Amendment to Credit Agreement]

GUARANTORS:

CENTRAL CA FUEL CELL 2, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

YAPHANK FUEL CELL PARK, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

LONG BEACH TRIGEN, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

[Third Amendment to Credit Agreement]

GUARANTORS:

SAN BERNARDINO FUEL CELL, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

MONTVILLE FUEL CELL PARK, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

EASTERN CONNECTICUT FUEL CELL PROPERTIES, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

[Third Amendment to Credit Agreement]

GUARANTORS:

CR FUEL CELL, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

BRT FUEL CELL, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

DERBY FUEL CELL, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

[Third Amendment to Credit Agreement]

GUARANTORS:

HOMESTEAD FUEL CELL 1, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

CENTRAL CT FUEL CELL 1, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

FARMINGDALE FUEL CELL, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

[Third Amendment to Credit Agreement]

GUARANTORS:

NEW BRITAIN RENEWABLE ENERGY, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

GROTON STATION FUEL CELL, LLC

By:FuelCell Energy Finance II, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name:  Michael S. Bishop

Title:  EVP, Chief Financial Officer

[Third Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:

ORION ENERGY PARTNERS INVESTMENT AGENT, LLC

By: /s/ Gerrit J. Nicholas

Name:Gerrit J. Nicholas

Title:Managing Partner

COLLATERAL AGENT:

ORION ENERGY PARTNERS INVESTMENT AGENT, LLC

By: /s/ Gerrit J. Nicholas

Name:Gerrit J. Nicholas

Title:Managing Partner

[Third Amendment to Credit Agreement]

LENDERS:

ORION ENERGY CREDIT OPPORTUNITIES FUND II, L.P.

By:	Orion Energy Credit Opportunities Fund II GP, L.P.
Its:	General Partner

By:	Orion Energy Credit Opportunities Fund II Holdings, LLC
Its:	General Partner

By: /s/ Gerrit J. Nicholas

Name:Gerrit J. Nicholas

Title:Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II PV, L.P.

By:	Orion Energy Credit Opportunities Fund II GP, L.P.
Its:	General Partner

By:	Orion Energy Credit Opportunities Fund II Holdings, LLC
Its:	General Partner

By: /s/ Gerrit J. Nicholas

Name:Gerrit J. Nicholas

Title:Managing Partner

[Third Amendment to Credit Agreement]

LENDERS:

ORION ENERGY CREDIT OPPORTUNITIES FUND II GPFA, L.P.

By:	Orion Energy Credit Opportunities Fund II GP, L.P.
Its:	General Partner

By:	Orion Energy Credit Opportunities Fund II Holdings, LLC
Its:	General Partner

By: /s/ Gerrit J. Nicholas

Name:Gerrit J. Nicholas

Title:Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUELCELL CO-INVEST, L.P.

By:	Orion Energy Credit Opportunities Fund II GP, L.P.
Its:	General Partner

By:	Orion Energy Credit Opportunities Fund II Holdings, LLC
Its:	General Partner

By: /s/ Gerrit J. Nicholas

Name:Gerrit J. Nicholas

Title:Managing Partner

[Third Amendment to Credit Agreement]

ANNEX I

Restated Schedule 1.01(b) to the Credit Agreement

[See Attached]